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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our report dated February 5, 1999 on the consolidated financial statements of Grand Casinos, Inc. and Subsidiaries and to all references to our Firm included in or made a part of this Amendment No. 1 to the Form S-4 registration statement (File No. 333-86107).


                                                         ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
September 17, 1999